Annual Report

Mid-Cap
Value Fund

December 31, 1999


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Mid-Cap Value Fund

o Growth stocks soared, but value stocks sagged once again in 1999's second half.

o The fund's 6- and 12-month results reflected a strong headwind against value investing.

o We continued to find excellent companies at very inexpensive prices that have been ignored by the market.

o We will be well-positioned when the huge performance difference between growth and value stocks narrows, as we expect.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

After a brief reprieve in the second quarter, value stocks of all sizes sagged once again in the second half of 1999. Inspired by the rapid advances of technology and telecommunications companies, investors bid up stocks with high-growth potential and stock-price momentum-regardless of financial performance-while ignoring the excellent values of numerous high-quality companies.

     For the past six months, your fund lost 3.28%, resulting in a positive 3.52% total return for the full year. These results reflect the strong headwinds that true value funds, such as this one, faced. For example, while the broad S&P MidCap Index returned almost 15% for the year, the Russell Midcap Value Index actually declined in 1999.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/99                     6 Months            12 Months
     ---------------------------------------------------------------------------

     Mid-Cap Value Fund                           -3.28%                 3.52%

     S&P MidCap Index                               7.34                14.72

     Lipper Mid-Cap Value
     Funds Average                                  0.80                 9.68

     With this report, we are also introducing the fund's new Lipper category. Previously, Lipper Inc. assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, valuation measures, earnings growth rates, and so on. On those criteria, Lipper sensibly placed this fund in the Mid-Cap Value Funds Average. This new group's returns were 0.80% for the six months and 9.68% for the year, reflecting the strong gains of a few funds with significant exposure to technology or certain large-cap stocks.


YEAR-END DISTRIBUTIONS

     On December 14, 1999, your Board of Directors declared an income dividend of $0.23 per share, a short-term capital gain distribution of $0.25 per share, and a long-term capital gain distribution of $0.26 per share to shareholders of record on that date. These were paid on December 16. You should already have received your check or statement reflecting this distribution, as well as Form 1099-DIV summarizing this information for 1999 tax purposes.


INVESTMENT REVIEW

     The spread between growth and value investing among mid-cap stocks was the widest ever recorded. For the year, the Russell Midcap Value Index fell 0.11% while the Russell Midcap Growth Index returned a whopping 51.3%. Leading S&P MidCap groups included technology, up 93.37%, communication services, up 83.99%, and energy, up 45.77%. Losers, of course, were highly concentrated in value segments of the market. These included financials, off 12.97%, consumer cyclicals, down 11.65%, and finally utilities, down 11.42%.

     Technology, a major component of the growth indices and a sector in which it's difficult to find value, drove returns in 1999. This sector accounted for 110% of the S&P MidCap return. In other words, ex-technology, the S&P MidCap would have lost money in 1999. All of our underperformance can be explained by our underweighting of technology and business services (the segment representing software shares) in the past year.

     As noted in our past reports, because the fund focuses on the value sectors of the mid-cap universe, there will be periods when performance will be substantially different from the broad mid-cap indices. Unfortunately, for the second year in a row, growth substantially outperformed value. We do not believe value investing, which has long served us well, has permanently gone out of favor. We remain optimistic that the near future will bring rewards to value investors. More on this in our outlook section.

     Our best performers in the second half included Parametric Technology, Premark International, and Chris-Craft Industries. We initiated a position in Parametric, a software company, in the fall of 1998 after the shares fell to below 10 times earnings on a disappointing quarterly report. We felt Parametric represented a tremendous value given the likely popularity of the firm's new Windchill product. This proved to be the case. The shares rose 95% in the six-month period and added 22 cents to our net asset value
     (NAV). Our second- biggest contributor, Premark International, received a takeover offer from Illinois Toolworks at a huge 52% premium to the market, and contributed 15 cents to NAV. Finally, shares of media firm Chris-Craft Industries rose over 53% and added nine cents to NAV. The firm acknowledged it was in discussions concerning "a variety of possible transactions" in the wake of its joint venture with Viacom/UPN/CBS to take advantage of newly relaxed TV station ownership rules.

     Our major losers included Galileo International, Hubbell, and International Multifoods. Galileo declined almost 44% as investors feared a litany of woes for this travel services firm. Analysts theorized a potential slowdown in air travel in late 1999 might be damaging. When this didn't come to pass, bears cited the merger of Preview Travel, a small Internet-based customer of Galileo, with rival Sabre as harmful to Galileo's Internet strategy. Investors are anxiously awaiting Galileo's soon-to-be-unveiled Internet response. Our second-biggest loser, Hubbell, declined almost 40% after the firm preannounced disappointing results in the September quarter. While weakness in its telecom and electrical products division is hurting the shares near-term, we like the Hubbell franchise and are sticking with the stock.

     Finally, our third-largest loser, International Multifoods, fell 41% in the second half of 1999. The firm is experiencing problems integrating recent acquisitions in its growing food services division. This, plus trouble with a new management information system, weighed heavily on the shares. We firmly believe management is committed to building shareholder value and plan to maintain a position in the shares.


INVESTMENT STRATEGY

     Our top three purchases in the second half were U.S. Foodservice, Nordstrom, and McDermott International. U.S. Foodservice, the nation's second-largest food distributor serving institutions such as restaurants, hotels, and health care facilities, was in fact our largest new purchase for the year. While the company has consistently grown 20% a year and has never missed a Wall Street expectation, the stock had a tough 1999 as "defensive" names like this-companies with steady, all-weather growth characteristics-were shunned by the market in favor of higher-growth, tech-flavored stocks. We took advantage of the company's move from the mid-$20's down to the mid-teens, where we've established a meaningful position. We strongly believe that the market will ultimately recognize the value in this high-quality company, and that the stock's P/E multiple will return to its historical norm of 20X, versus today's 15X level.

     We are also taking another turn with Nordstrom, a fashion specialty retailer with 99 stores in 22 states. The firm has 8% to 12% square footage growth per year plus strong opportunities to expand margins through better business practices, better control systems, and new professional management. When we purchased the shares, the stock price was 15.7 times anticipated 2000 earnings. The shares are at the bottom end of their historic valuation range, typically a great entry point for us. Nordstrom has a $3.93 billion market cap.

     Sector Diversification
     ---------------------------------------------------------------------------

     Business Services and Transportation                                   7

     Capital Equipment, Process Industries, and Basic Materials            18

     Technology                                                             6

     Consumer Services and Consumer Cyclicals                              24

     Financial                                                             14

     Energy, Utilities, and Miscellaneous                                  18

     Consumer Nondurables                                                   8

     Reserves                                                               5

     Based on net assets as of 12/31/99.


     Finally we made a mistake in revisiting an earlier investment, McDermott International. Following a mid-year writedown for possible asbestos liabilities, McDermott's net asset value appeared greater than the stock price suggested. McDermott boasts leading positions in energy services and engineering construction that we felt were greatly undervalued in the market and worth substantially in excess of all past and potential liabilities for asbestos claims. Unfortunately we did not foresee the plaintiff's lawyer's aggressive posturing to significantly increase the asbestos claims per filed case. McDermott has noted the possibility of a major increase in its asbestos-litigation reserves, and the value of its shares was cut in half as a result.

     Our three largest sales were the direct result of merger and acquisition activity, which continued to aid our performance. We eliminated Premark and Illinois Toolworks after the recent merger. The $20 billion- plus market cap size of Alltel also played a role when we removed it from the portfolio. Readers will recall Alltel purchased our holdings in Alliant Telecom. Finally, SuperValu acquired Richfood Holdings and we eliminated this position. Other major sales included Parametric Technology and Erie Indemnity. Following Parametric's 95% return we trimmed our holdings, as we felt the shares no longer represented compelling value. We also eliminated our holdings in Erie Indemnity due to deteriorating fundamentals in the auto insurance industry.


OUTLOOK

     The past year was truly one that value investors would love to forget. Traditionally, the highest returns have accrued to those investing in the cheapest segments of the market. In 1999 the opposite was true. The chart below breaks the equity universe into six groups by P/E ratio. Quintile 1 represents the market's least-expensive stocks by that measure, while quintile 5 represents stocks with the highest valuations. The sixth bar shows all companies for which a P/E cannot be calculated because the companies have no earnings. As you can see, the cheapest sectors actually had negative returns, while the greatest returns accrued to firms that actually lost money!

     Lowest P/E Quintile Was Not
     The Place to Be in 1999
     ---------------------------------------------------------------------------

     The cheapest stocks as measured by price/earnings ratio actually lost money in 1999, while the most expensive, and those with no earnings, did best.

     Q1                             - 3.86
     Q2                             -11.75
     Q3                             - 9.56
     Q4                              18.51
     Q5                              72.36

     Nonearnings stories             96.30

     Source:  Frank Russell Company; Prudential Securities, Inc.

     Some have suggested that this thoroughly puzzling pattern occurred because the rules have changed-that the market environment is different now. Others have theorized that prices in today's market are no longer determined by the sophisticated investor but rather the aggressive Internet day trader, who ignores valuation and invests primarily in Internet shares.

     Please don't misunderstand-we don't ignore technology shares or the major impact the Internet has on our holdings. We scrutinize every investment and potential investment for firms that will be aided by the Internet and those whose business models will be hurt by it. Investing in the Internet doesn't have to involve "dot-com" stocks. It can be as simple as choosing firms that have or will have a substantial Internet presence.

     However, we don't believe today's Internet investor has found the fountain of youth for this bull market. Rather, we think it likely that we are near a market top in the technology sector. It is not "different this time," and for that reason we will not invest in companies with little revenues, no earnings, and no viable business models. If we are right, then we will be well positioned when the huge spread between growth and value stocks inevitably narrows. Keep the faith, and thanks for your continued support.

     Respectfully submitted,

     Greg A. McCrickard
     President and Chairman of the Investment Advisory Committee

     January 20, 2000


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                  12/31/99
     ---------------------------------------------------------------------------

     BJ's Wholesale Club                                               3.0%

     Meredith                                                          1.9

     Neiman-Marcus                                                     1.8

     Prologis Trust                                                    1.8

     Perkinelmer                                                       1.7
     ---------------------------------------------------------------------------

     McCormick                                                         1.7

     Parametric Technology                                             1.7

     Chris-Craft                                                       1.6

     Murphy Oil                                                        1.6

     Illinova                                                          1.6
     ---------------------------------------------------------------------------

     A.O. Smith                                                        1.6

     New England Electric System                                       1.6

     PartnerRe                                                         1.5

     Analogic                                                          1.5

     Northern Trust                                                    1.4
     ---------------------------------------------------------------------------

     Nucor                                                             1.4

     Inco                                                              1.4

     Phelps Dodge                                                      1.4

     U.S. Foodservice                                                  1.4

     Amerada Hess                                                      1.3
     ---------------------------------------------------------------------------

     TCF Financial                                                     1.3

     Hubbell                                                           1.3

     Sonoco Products                                                   1.3

     Stanley Works                                                     1.3

     Centurytel                                                        1.3
     ---------------------------------------------------------------------------

     Total                                                            39.4%

Note: Table excludes reserves.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     MAJOR PORTFOLIO CHANGES

     Listed in descending order of size

     6 Months Ended 12/31/99

     Ten Largest Purchases
     ---------------------------------------------------------------------------

     U.S. Foodservice *

     Nordstrom *

     McDermott International *

     Wilmington Trust *

     Federated Investors *

     Martin Marietta Materials *

     Potlatch *

     Cyprus Amax Minerals *

     WestPoint Stevens *

     Allegheny Teledyne *


     Ten Largest Sales
     ---------------------------------------------------------------------------

     Premark International **

     ALLTEL **

     Richfood Holdings **

     Parametric Technology

     Erie Indemnity **

     Illinois Tool Works **

     Suiza Foods **

     First Health Group **

     Inco

     FirStar **

      *  Position added
     **  Position eliminated


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     MID-CAP VALUE FUND
     As of 12/31/99

                                              Lipper
                           S&P                Mid-Cap Value      Mid-Cap
                           MidCap Index       Funds Average      Value Fund

     6/30/1996             10,000             10,000             10,000
     12/96                 10,914             10,978             11,630
     12/97                 14,435             13,814             14,783
     12/98                 17,194             14,029             14,988
     12/99                 19,725             15,539             15,516


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                          Since     Inception
     Periods Ended 12/31/99     1 Year    3 Years     Inception          Date
     ---------------------------------------------------------------------------

     Mid-Cap Value Fund          3.52%     10.09%        13.33%       6/28/96

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                 Year                                6/28/96
                                Ended                                Through
                             12/31/99     12/31/98     12/31/97     12/31/96

NET ASSET VALUE
Beginning of period          $  13.66     $  14.47     $  11.56     $  10.00

Investment activities
  Net investment
  income (loss)                  0.23         0.19         0.08*        0.10*
  Net realized and
  unrealized gain (loss)         0.22        (0.05)        3.05         1.53

  Total from
  investment activities          0.45         0.14         3.13         1.63

Distributions
  Net investment income         (0.23)       (0.19)       (0.08)       (0.07)
  Net realized gain             (0.51)       (0.76)       (0.14)        --

  Total distributions           (0.74)       (0.95)       (0.22)       (0.07)

NET ASSET VALUE
End of period                $  13.37     $  13.66     $  14.47     $  11.56

Ratios/Supplemental Data

Total return (diamond)           3.52%        1.39%        27.1%*       16.3%*

Ratio of total expenses
to average net assets            1.04%        1.08%        1.25%*       1.25%*!

Ratio of net investment
income (loss) to average
net assets                       1.60%        1.24%        1.18%*       2.10%*!

Portfolio turnover rate          26.8%        32.0%        16.0%         3.9%!

Net assets, end of period
(in thousands)               $211,730     $221,338     $217,991     $ 49,189

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
       * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97
       !  Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
         December 31, 1999

Statement of Net Assets                              Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  94.5%

FINANCIAL  14.2%

Bank and Trust  9.0%

Bank United                                              60,000   $    1,618

First Security                                           96,750        2,470

First Tennessee National                                 50,000        1,425

Mercantile Bankshares                                    79,000        2,526

North Fork Bancorporation                               115,000        2,012

Northern Trust                                           57,000        3,044

Peoples Heritage Financial Group                         80,000        1,203

TCF Financial                                           110,000        2,736

Wilmington Trust                                         40,000        1,930

                                                                      18,964

Insurance  3.1%

ACE Limited                                              16,500          275

PartnerRe Ltd.                                           97,000        3,146

PMI Group                                                40,000        1,953

W. R. Berkley                                            58,000        1,218

                                                                       6,592

Financial Services  2.1%

Delta Financial *                                       120,000          495

Federated Investors (Class B)                           120,000        2,408

Leucadia National                                        65,000        1,503

                                                                       4,406

Total Financial                                                       29,962


UTILITIES  11.5%

Water Utilities  1.4%

Azurix *                                                100,000          893

United Water Resources                                   63,000        2,154

                                                                       3,047

Telephone  2.4%

Broadwing                                                64,000        2,360

Centurytel                                               56,000        2,653

                                                                       5,013

Electric Utilities  7.7%

DQE                                                      70,000   $    2,424

FirstEnergy                                              60,000        1,361

GPU                                                      45,000        1,347

Illinova                                                 97,000        3,371

New England Electric System                              64,000        3,312

Pinnacle West Capital                                    69,000        2,109

Teco Energy                                             130,000        2,413

                                                                      16,337

Total Utilities                                                       24,397


CONSUMER NONDURABLES  7.8%

Food Processing  2.8%

International Multifoods                                170,000        2,253

McCormick                                               122,000        3,629

                                                                       5,882

Health Care Services  0.2%

United HealthCare                                         5,000          265

Wellpoint Health Networks *                               4,000          264

                                                                         529

Miscellaneous Consumer Products  4.8%

Blyth Industries *                                       85,000        2,088

Hasbro                                                   60,000        1,144

Reebok *                                                 75,000          614

Stanley Works                                            90,000        2,711

Tomkins (GBP)                                           265,100          857

Unifi *                                                 135,000        1,662

WestPoint Stevens                                        60,000        1,050

                                                                      10,126

Total Consumer Nondurables                                            16,537


CONSUMER SERVICES  12.6%

General Merchandisers  5.0%

BJ's Wholesale Club *                                   174,000        6,351

Neiman Marcus Group (Class A)                           135,000        3,772

Warnaco Group (Class A)                                  40,000          492

                                                                      10,615

Specialty Merchandisers  2.0%

CVS                                                      13,208   $      527

Intimate Brands                                          31,000        1,337

Nordstrom                                                90,000        2,357

                                                                       4,221

Media and Communications  5.6%

Chris-Craft *                                            48,000        3,462

Knight-Ridder                                            40,000        2,380

Meredith                                                 97,500        4,065

Valassis Communications *                                45,000        1,901

                                                                      11,808

Total Consumer Services                                               26,644


CONSUMER CYCLICALS  11.0%

Automobiles and Related  3.7%

A.O. Smith (Class B)                                    152,500        3,336

Eaton                                                    14,000        1,017

Littelfuse *                                             60,000        1,457

SPX *                                                    25,000        2,020

                                                                       7,830

Building & Real Estate  5.6%

Archstone Communities Trust, REIT                        95,000        1,947

Arden Realty, REIT                                       72,500        1,455

Prologis Trust, REIT                                    180,000        3,465

Reckson Associates Realty, REIT                         100,000        2,050

Rouse                                                    85,000        1,806

Starwood Hotels & Resorts Worldwide, REIT                15,000          353

Texas Industries                                         20,000          851

                                                                      11,927

Miscellaneous Consumer Durables  1.7%

B. F. Goodrich                                           10,640          293

Black & Decker                                           25,000        1,306

Masco                                                    78,000        1,979

                                                                       3,578

Total Consumer Cyclicals                                              23,335


TECHNOLOGY  5.7%

Electronic Components  1.7%

Analogic                                                 95,000   $    3,117

Molex                                                     8,358          474

                                                                       3,591

Electronic Systems  1.7%

Perkinelmer                                              88,000        3,669

                                                                       3,669

Aerospace & Defense  2.3%

Allegheny Technologies                                   70,000        1,570

Harsco                                                   45,000        1,429

L-3 Communications *                                     43,000        1,790

                                                                       4,789

Total Technology                                                      12,049

CAPITAL EQUIPMENT  3.8%

Electrical Equipment  1.8%

Hubbell (Class A)                                        10,000          281

Hubbell (Class B)                                        90,000        2,453

SLI *                                                    75,000        1,017

                                                                       3,751

Machinery  2.0%

Danaher                                                  24,000        1,158

Parker Hannifin                                          30,000        1,539

Teleflex                                                 52,000        1,628

                                                                       4,325

Total Capital Equipment                                                8,076


BUSINESS SERVICES AND TRANSPORTATION  6.5%

Computer Service and Software  3.7%

Galileo International                                    75,000        2,245

Parametric Technology *                                 132,100        3,571

Reynolds & Reynolds (Class A)                            85,000        1,913

                                                                       7,729

Distribution Services  1.4%

U.S. Foodservice *                                      175,000   $    2,931

                                                                       2,931

Miscellaneous Business Services  1.4%

Manpower                                                 37,000        1,392

ServiceMaster                                           135,000        1,662

                                                                       3,054

Total Business Services and Transportation                            13,714


ENERGY  6.7%

Energy Services  3.0%

Baker Hughes                                             81,000        1,706

BJ Services *                                            40,000        1,672

McDermott International                                 105,000          952

Smith International *                                    35,000        1,739

Weatherford International *                               8,000          320

                                                                       6,389

Exploration and Production  0.8%

Devon Energy                                             11,550          380

Union Pacific Resources                                 100,000        1,275

                                                                       1,655

Integrated Petroleum - Domestic  2.9%

Amerada Hess                                             49,000        2,781

Murphy Oil                                               59,000        3,385

                                                                       6,166

Total Energy                                                          14,209


PROCESS INDUSTRIES  8.2%

Diversified Resources  1.0%

Arch Chemicals                                          101,000        2,115

                                                                       2,115

Specialty Chemicals  1.3%

CK Witco                                                 46,210          618

Great Lakes Chemical                                     45,000        1,718

Octel *                                                  30,250          314

                                                                       2,650

Paper and Paper Products  2.1%

Consolidated Papers                                      22,000   $      700

Sonoco Products                                         120,000        2,730

Wausau-Mosinee Paper                                     90,000        1,052

                                                                       4,482

Forest Products  2.8%

Domtar                                                  180,000        2,115

Plum Creek Timber                                        44,000        1,100

Potlatch                                                 46,000        2,053

Rayonier                                                 15,000          724

                                                                       5,992

Building & Construction  1.0%

Martin Marietta Materials                                52,500        2,153

                                                                       2,153

Total Process Industries                                              17,392


BASIC MATERIALS  6.5%

Metals  5.5%

Inco *                                                  125,000        2,937

Nucor                                                    54,000        2,960

Phelps Dodge                                             43,750        2,937

Reynolds Metals                                          12,500          958

Ryerson Tull                                            100,000        1,944

                                                                      11,736

Mining  1.0%

Newmont Mining                                           85,000        2,082

                                                                       2,082

Total Basic Materials                                                 13,818

Total Common Stocks (Cost $198,566)                                  200,134

Convertible Preferred Stocks  0.2%

Prologis Trust (Series B), REIT, 7.00%                   12,000          297

Total Convertible Preferred Stocks (Cost $281)                           297

Convertible Bonds  0.8%

Liberty Property Trust, Sub. Deb.,
9.00%, 7/1/01                                        $  200,000   $      245

Security Capital U.S. Realty, (144a),
2.00%, 5/22/03                                        2,000,000        1,486

Total Convertible Bonds (Cost $1,918)                                  1,731


Short-Term Investments  4.1%

Money Market Funds  4.1%

Reserve Investment Fund, 6.16% #                      8,699,007        8,699

Total Short-Term Investments (Cost $8,699)                             8,699

Total Investments in Securities

99.6% of Net Assets (Cost $209,464)                                 $210,861

Other Assets Less Liabilities                                            869

NET ASSETS                                                        $  211,730
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $       58

Accumulated net realized gain/loss
- net of distributions                                                 5,404

Net unrealized gain (loss)                                             1,397

Paid-in-capital applicable to 15,840,643
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                         204,871

NET ASSETS                                                        $  211,730
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    13.37
                                                                  ----------

   # Seven-day yield
   * Non-income producing
REIT Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.7% of net assets.
 GBP British sterling

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Operations

In thousands

                                                                      Year
                                                                     Ended
                                                                  12/31/99

Investment Income (Loss)

Income
     Dividend                                                   $    5,100
     Interest                                                          516

     Total income                                                    5,616

Expenses
     Investment management                                           1,427
     Shareholder servicing                                             581
     Custody and accounting                                             96
     Prospectus and shareholder reports                                 55
     Registration                                                       24
     Legal and audit                                                    13
     Directors                                                           7
     Miscellaneous                                                       4

     Total expenses                                                  2,207
     Expenses paid indirectly                                           (2)

     Net expenses                                                    2,205

Net investment income (loss)                                         3,411

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
     Securities                                                     11,913
     Foreign currency transactions                                       2

     Net realized gain (loss)                                       11,915

Change in net unrealized
gain or loss on securities                                          (8,735)

Net realized and unrealized gain (loss)                              3,180

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $    6,591
                                                                ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)                                      $    3,411   $    2,926
  Net realized gain (loss)                               11,915       12,035
  Change in net unrealized
  gain or loss                                           (8,735)     (14,187)

  Increase (decrease) in
  net assets from operations                              6,591          774

Distributions to shareholders
  Net investment income                                  (3,463)      (2,892)
  Net realized gain                                      (7,679)     (11,566)

  Decrease in net assets
  from distributions                                    (11,142)     (14,458)

Capital share transactions*
  Shares sold                                            35,316       74,806
  Distributions reinvested                               10,928       14,239
  Shares redeemed                                       (51,301)     (72,014)

  Increase (decrease) in
  net assets from capital
  share transactions                                     (5,057)      17,031

Net Assets

Increase (decrease) during period                        (9,608)       3,347

Beginning of period                                     221,338      217,991
End of period                                        $  211,730   $  221,338
                                                     -----------------------

*Share information
  Shares sold                                             2,570        5,137
  Distributions reinvested                                  852        1,109
  Shares redeemed                                        (3,783)      (5,113)

  Increase (decrease) in
  shares outstanding                                       (361)       1,133

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
                                                             December 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $55,245,000 and $68,816,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $209,464,000. Net unrealized gain aggregated $1,397,000 at period-end, of which $33,842,000 related to appreciated investments and $32,445,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $117,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $321,000 for the year ended December 31, 1999, of which $33,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 53.3% of the outstanding shares of the fund at December 31, 1999. For the year then ended, the fund was allocated $263,000 of Spectrum expenses, $24,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $378,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Value Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

o    $3,764,000 from short-term capital gains,

o $3,915,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $4,041,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Accesso and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price, Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        F15-050  12/31/99